EXHIBIT 32.2

CERTIFICATION

I, Greg S. Lea, Chief Financial Officer of Pemstar Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

1.	The Annual Report on Form 10-K of the Company for the annual period ended March 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Seurities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 11, 2004

/s/ Greg S. Lea
Greg S. Lea
Chief Financial Officer